Exhibit 99.1

PRESS RELEASE

BUSINESS & FINANCIAL EDITORS	STANLEY R. ZAX
FOR IMMEDIATE RELEASE	Chairman and President

ZENITH ANNOUNCES SECOND QUARTER RESULTS

WOODLAND HILLS, CALIFORNIA, July 24, 2007   .   ..   .   .   .   .   .   .   ..   .   .   ..   .   .   ..   .   .   ..   .   . Zenith National Insurance Corp. (NYSE: ZNT) reported net income for the second quarter of 2007 of $65.3 million, or $1.75 per share, compared to net income for the second quarter of 2006 of $54.1 million, or $1.46 per share.  Net income for the six months ended June 30, 2007 was $129.8 million, or $3.48 per share, compared to net income for the six months ended June 30, 2006 of $111.6 million, or $3.00 per share.  Net income includes realized gains on investments after tax of $3.4 million and $7.3 million ($0.09 per share and $0.19 per share) in the three and six months ended June 30, 2007, respectively, compared to $0.7 million and $1.8 million ($0.02 per share and $0.05 per share) in the corresponding periods of 2006.

There were no catastrophe losses in 2007.  Net income included catastrophe losses after tax of $9.7 million, or $0.26 per share, in each of the three months and six months ended June 30, 2006.

Underwriting income before tax from the workers’ compensation segment was $71.5 million and $132.8 million in the three and six months ended June 30, 2007, respectively, compared to $73.8 million and $139.1 million in the corresponding periods of 2006.

Workers’ compensation accident year combined ratios were as follows:

	Three Months Ended June 30,		Six Months Ended June 30,
	2007	2006	2007	2006
Combined Ratio (1)	61.7%	68.6%	65.1%	71.2%
Prior Accident Year Favorable Loss Reserve Development	23.6%	14.0%	20.6%	13.5%
Accident Year Combined Ratio	85.3%	82.6%	85.7%	84.7%

(1)       See Supplemental Financial Information for a description of combined ratio.

Workers’ compensation net premiums earned decreased 21.3% in the six months ended June 30, 2007 compared to the corresponding period of 2006, primarily due to California rate decreases combined with increased competition.  In California, workers’ compensation net premiums earned decreased 32.2% in the six months ended June 30, 2007 compared to the corresponding period of 2006.  Insured payrolls, our best indicator of exposure, decreased 11.4% in California as of June 30, 2007 compared to the corresponding period of 2006, offset by an increase of 7.7% outside California.

Consolidated stockholders’ equity per share was $27.65, $26.71, and $25.41 at June 30, 2007, March 31, 2007 and December 31, 2006, respectively.  Return on average equity in the six months ended June 30, 2007 was 25.9% compared to 29.7% in the corresponding period in 2006 and 31.8% in the year ended December 31, 2006.

Commenting on the results, Stanley R. Zax, Chairman & President, said:  “Our financial strength improved in the second quarter of 2007, with workers’ compensation results continuing to benefit from favorable loss cost trends from the reforms.  As competition becomes more aggressive, we are emphasizing pricing and underwriting discipline to maintain profitability.”

The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements if accompanied by meaningful cautionary statements identifying important factors that could cause actual results to differ materially from those discussed.  Forward-looking statements include those related to the plans and objectives of management for future operations, future economic performance, or projections of revenues, income, earnings per share, capital expenditures, dividends, capital structure, or other financial items.  Statements containing words such as expect, anticipate, believe, estimate or similar words that are used in this release or in other written or oral information conveyed by or on behalf of Zenith are intended to identify forward-looking statements.  Zenith undertakes no obligation to update such forward-looking statements, which are subject to a number of risks and uncertainties that could cause actual results to differ materially from those projected.  These risks and uncertainties include, but are not limited to, the following: (1) competition; (2) adverse state and federal legislation and regulation; (3) changes in interest rates causing fluctuations of investment income and fair values of investments; (4) changes in the frequency and severity of claims and catastrophes; (5) adequacy of loss reserves; (6) changing environment for controlling medical, legal and rehabilitation costs, as well as fraud and abuse; (7) losses associated with any terrorist attacks that impact our workers’ compensation business in excess of our reinsurance protection; (8) losses caused by nuclear, biological, chemical or radiological events whether or not there is any applicable reinsurance protection; and (9) other risks detailed herein and from time to time in Zenith’s reports and filings with the Securities and Exchange Commission.

(Selected financial data attached)

ZENITH NATIONAL INSURANCE CORP.

Selected Financial Data (Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
(In thousands, except per share and footnotes)	2007	2006	2007	2006

TOTAL REVENUES	$219,097	$266,870	$454,623	$547,638

SELECTED INCOME DATA:
Net Investment Income after Tax (1)	18,246	17,516	41,896	34,044
Realized Gains on Investments after Tax (2)	3,380	724	7,253	1,770
Income from Investments Segment after Tax	21,626	18,240	49,149	35,814

Net Income	$65,300	$54,100	$129,800	$111,600

NET INCOME PER COMMON SHARE (1) (2):
Basic	$1.76	$1.46	$3.50	$3.02
Diluted	1.75	1.46	3.48	3.00

STOCKHOLDERS’ EQUITY:
Stockholders’ Equity			$1,024,490	$789,694
Stockholders’ Equity per Share			27.65	21.35

NUMBER OF COMMON SHARES:
Outstanding			37,056	36,996
Weighted Average for the Period – Basic	37,050	36,964	37,042	36,948
Weighted Average for the Period – Diluted	37,278	37,165	37,260	37,154

(1)       Net investment income after tax for the six months ended June 30, 2007 includes a $4.9 million, or $0.13 per share, cash dividend received in January 2007 from a common stock investment.

(2)       Realized gains on investments were $0.09 per share and $0.19 per share in the three and six months ended June 30, 2007, respectively, compared to $0.02 per share and $0.05 per share in the corresponding periods of 2006.

ZENITH NATIONAL INSURANCE CORP.

Selected Financial Data (Unaudited)

	Six Months Ended June 30,
(In thousands)	2007	2006

TOTAL REVENUES:
Net Premiums Earned	$380,427	$493,910
Net Investment Income (1)	63,037	51,005
Realized Gains on Investments	11,159	2,723
	$454,623	$547,638
RESULTS OF OPERATIONS BY SEGMENT (2):
Income from Investments Segment:
Net Investment Income (1)	$63,037	$51,005
Realized Gains on Investments	11,159	2,723
	74,196	53,728
Workers’ Compensation Segment (3)	132,839	139,114
Reinsurance Segment (4)	(360)	(14,909)
Parent Segment (5)	(5,641)	(6,039)

Income before Tax	201,034	171,894
Income Tax Expense	71,234	60,294

NET INCOME	$129,800	$111,600

(1)     Net investment income before tax for the six months ended June 30, 2007 includes a $7.3 million cash dividend received in January 2007 from a common stock investment.

(2)     See Supplemental Financial Information for a description of segment results.

(3)     Includes favorable prior accident year loss reserve development of $78.2 million (20.6% of workers’ compensation earned premium) in the six months ended June 30, 2007 and $65.2 million (13.5% of workers’ compensation earned premium) for the comparable period in 2006.

(4)     There were no catastrophe losses that impacted the results of the reinsurance operations in the six months ended June 30, 2007.  The six months ended June 30, 2006 includes $14.9 million before tax ($9.7 million after tax, or $0.26 per share) of increased estimated losses attributable primarily to Hurricanes Wilma and Rita.

(5)     Includes interest expense before tax of $2.6 million for each of the six months ended June 30, 2007 and 2006.

ZENITH NATIONAL INSURANCE CORP.

Selected Financial Data (Unaudited)

	Six Months Ended June 30,
(Dollars in thousands)	2007		2006

PROPERTY-CASUALTY INSURANCE OPERATIONS:
Gross Premiums Written (1):
Workers’ Compensation:
California	$216,440	54.7%	$320,423	63.6%
Outside California	178,579	45.2%	180,911	35.9%
Total Workers’ Compensation	395,019	99.9%	501,334	99.5%
Reinsurance (2)	326	0.1%	2,554	0.5%
	395,345	100.0%	503,888	100.0%
Net Premiums Written (1):
Workers’ Compensation:
California	208,548	54.7%	307,174	63.5%
Outside California	172,554	45.2%	173,794	35.9%
Total Workers’ Compensation	381,102	99.9%	480,968	99.4%
Reinsurance (2)	337	0.1%	2,573	0.6%
	381,439	100.0%	483,541	100.0%
Net Premiums Earned:
Workers’ Compensation:
California	211,816	55.7%	312,402	63.3%
Outside California	168,274	44.2%	170,580	34.5%
Total Workers’ Compensation	380,090	99.9%	482,982	97.8%
Reinsurance (2)	337	0.1%	10,928	2.2%
	380,427	100.0%	493,910	100.0%
Underwriting Income (Loss) before Tax/Combined Ratio of (1):
Workers’ Compensation (4)	132,839	65.1%	139,114	71.2%
Reinsurance (2) (3)	(360)	206.8%	(14,909)	236.4%

COMBINED LOSS AND EXPENSE RATIOS (1):
Workers’ Compensation:
Loss and Loss Adjustment Expenses (4)		30.0%		40.7%
Underwriting and Other Operating Expenses		35.1%		30.5%
Combined Ratio		65.1%		71.2%
Reinsurance (2) (3):
Loss and Loss Adjustment Expenses		130.5%		219.1%
Underwriting and Other Operating Expenses		76.3%		17.3%
Combined Ratio		206.8%		236.4%

(1)     See Supplemental Financial Information for a description of segment results, “Combined Ratio” and “Premiums Written.”

(2)     In September 2005, we exited the assumed reinsurance business and we ceased writing and renewing assumed reinsurance contracts, with all contracts fully expired by the end of 2006.  The results of the reinsurance segment in 2007 consist of changes to loss reserve estimates, adjustments to contractual premium and operating expenses.

(3)     There were no catastrophe losses that impacted the results of the reinsurance operations in the six months ended June 30, 2007.  The six months ended June 30, 2006 includes $14.9 million before tax ($9.7 million after tax, or $0.26 per share) of increased estimated losses attributable primarily to Hurricanes Wilma and Rita.

(4)     Includes favorable prior accident year loss reserve development of $78.2 million (20.6% of workers’ compensation earned premium) in the six months ended June 30, 2007 and $65.2 million (13.5% of workers’ compensation earned premium) for the comparable period in 2006.

ZENITH NATIONAL INSURANCE CORP.

Selected Financial Data (Unaudited)

	Three Months Ended June 30,
(In thousands)	2007	2006

TOTAL REVENUES:
Net Premiums Earned	$186,345	$239,484
Net Investment Income	27,551	26,273
Realized Gains on Investments	5,201	1,113
	$219,097	$266,870
RESULTS OF OPERATIONS BY SEGMENT (1):
Income from Investments Segment:
Net Investment Income	$27,551	$26,273
Net Realized Gains on Investments	5,201	1,113
	32,752	27,386
Workers’ Compensation Segment (2)	71,456	73,816
Reinsurance Segment (3)	(210)	(14,915)
Parent Segment (4)	(2,586)	(2,752)

Income before Tax	101,412	83,535
Income Tax Expense	36,112	29,435

NET INCOME	$65,300	$54,100

(1)     See Supplemental Financial Information for a description of segment results.

(2)     Includes favorable prior accident year loss reserve development of $44.0 million (23.6% of workers’ compensation earned premium) in the three months ended June 30, 2007 and $32.9 million (14.0% of workers’ compensation earned premium) for the comparable period in 2006.

(3)     There were no catastrophe losses that impacted the results of the reinsurance operations in the three months ended June 30, 2007.  The three months ended June 30, 2006 includes $14.9 million before tax ($9.7 million after tax, or $0.26 per share) of increased estimated losses attributable primarily to Hurricanes Wilma and Rita.

(4)     Includes interest expense before tax of $1.3 million for each of the three months ended June 30, 2007 and 2006.

ZENITH NATIONAL INSURANCE CORP.

Selected Financial Data (Unaudited)

	Three Months Ended June 30,
(Dollars in thousands)	2007		2006

PROPERTY-CASUALTY INSURANCE OPERATIONS:
Gross Premiums Written (1):
Workers’ Compensation:
California	$101,810	54.2%	$153,467	64.1%
Outside California	85,967	45.8%	84,595	35.4%
Total Workers’ Compensation	187,777	100.0%	238,062	99.5%
Reinsurance (2)	15		1,101	0.5%
	187,792	100.0%	239,163	100.0%
Net Premiums Written (1):
Workers’ Compensation:
California	98,779	54.2%	147,078	64.1%
Outside California	83,587	45.8%	81,082	35.4%
Total Workers’ Compensation	182,366	100.0%	228,160	99.5%
Reinsurance (2)	4		1,094	0.5%
	182,370	100.0%	229,254	100.0%
Net Premiums Earned:
Workers’ Compensation:
California	101,851	54.7%	152,055	63.5%
Outside California	84,490	45.3%	83,305	34.8%
Total Workers’ Compensation	186,341	100.0%	235,360	98.3%
Reinsurance (2)	4		4,124	1.7%
	186,345	100.0%	239,484	100.0%
Underwriting Income before Tax/Combined Ratio of (1):
Workers’ Compensation (4)	71,456	61.7%	73,816	68.6%
Reinsurance (2) (3)	(210)	NM	(14,915)	461.7%

COMBINED LOSS AND EXPENSE RATIOS (1):
Workers’ Compensation:
Loss and Loss Adjustment Expenses (4)		26.3%		37.3%
Underwriting and Other Operating Expenses		35.4%		31.3%
Combined Ratio		61.7%		68.6%
Reinsurance (2) (3):
Loss and Loss Adjustment Expenses		NM		442.0%
Underwriting and Other Operating Expenses		NM		19.7%
Combined Ratio		NM		461.7%

(1)     See Supplemental Financial Information for a description of segment results, “Combined Ratio” and “Premiums Written.”

(2)     In September 2005, we exited the assumed reinsurance business and we ceased writing and renewing assumed reinsurance contracts, with all contracts fully expired by the end of 2006.  The results of the reinsurance segment in 2007 consist of changes to loss reserve estimates, adjustments to contractual premium and operating expenses.

(3)     There were no catastrophe losses that impacted the results of the reinsurance operations in the three months ended June 30, 2007.  The three months ended June 30, 2006 includes $14.9 million before tax ($9.7 million after tax, or $0.26 per share) of increased estimated losses attributable primarily to Hurricanes Wilma and Rita.

(4)     Includes favorable prior accident year loss reserve development of $44.0 million (23.6% of workers’ compensation earned premium) in the three months ended June 30, 2007 and $32.9 million (14.0% of workers’ compensation earned premium) for the comparable period in 2006.

NM = Not Meaningful

ZENITH NATIONAL INSURANCE CORP.

Supplemental Financial Information (Unaudited)

HOW WE REPORT ON OUR RESULTS

Our business is comprised of the following segments: investments; workers’ compensation; reinsurance; and parent.  In September 2005, we exited the reinsurance segment.  Results of the investments segment include investment income and realized gains and losses on investments and we do not allocate investment income to our workers’ compensation and reinsurance segments.  Income (loss) before tax from the workers’ compensation and reinsurance segments is determined by deducting loss and loss adjustment expenses incurred and underwriting and other operating expenses incurred from net premiums earned (this result is also known as underwriting income or loss).  The parent segment loss includes interest expense and the general operating expenses of the holding company, Zenith National Insurance Corp.

Combined Ratio

The combined ratio, expressed as a percentage, is a key measurement of profitability traditionally used in the property-casualty insurance business.  The ratios discussed in this press release are calculated using GAAP financial results (defined as accounting principles generally accepted in the United States of America).  The combined ratio is the sum of the loss and loss adjustment expense ratio and the underwriting and other operating expense ratio.  The loss and loss adjustment expense ratio is the percentage of net incurred loss and loss adjustment expenses to net premiums earned.  The underwriting and other operating expense ratio is the percentage of underwriting and other operating expenses to net premiums earned.

NON-GAAP MEASURES

In addition to the financial measures presented in the consolidated financial statements prepared in accordance with GAAP, we also use certain non-GAAP financial measures to analyze and report our financial results.  Management believes that these non-GAAP measures, when used in conjunction with the consolidated financial statements, can aid in understanding our financial condition and results of operations.  These non-GAAP measures are not a substitute for GAAP measures, and where these measures are described we provide information that reconciles the non-GAAP measures to the GAAP measures reported in our consolidated financial statements.

Net Cash Flow From the Workers’ Compensation Business

Net cash flow from our workers’ compensation business is a non-GAAP financial measure that represents the net cash flow generated by deducting from workers’ compensation premiums collected during the period the amount of workers’ compensation loss and loss adjustment expenses paid and workers’ compensation underwriting and other operating expenses paid during the applicable period.  We provide this measure to assist in understanding the change in the net cash (used in) provided by operating activities in the periods presented, given that we exited the reinsurance business in 2005.  Net cash flow from the workers’ compensation business does not include the following: premiums collected, losses paid and underwriting and other operating expenses paid in the reinsurance business; investment income received; interest and other expenses paid by our parent company; and income taxes paid, all of which are included in net cash (used in) provided by operating activities, the most comparable GAAP financial measure of net cash flow.  The following table provides a reconciliation of the net cash flow from our workers’ compensation business to the net cash (used in) provided by operating activities:

	Three Months Ended June 30,		Six Months Ended June 30,
(In thousands)	2007	2006	2007	2006

Net Cash Flow From Workers’ Compensation Business	$35,215	$53,360	$72,222	$146,040
Net Cash Used in Reinsurance Business	(7,079)	(16,977)	(18,594)	(32,427)
Investment Income Received	22,653	18,538	51,030	33,542
Interest and Other Expenses Paid by Parent	(218)	(18)	(4,281)	(2,996)
Income Taxes Paid	(65,687)	(62,681)	(80,071)	(65,364)
Net Cash (Used in) Provided by Operating Activities	$(15,116)	$(7,778)	$20,306	$78,795

ZENITH NATIONAL INSURANCE CORP.

Supplemental Financial Information (Unaudited)

NON-GAAP MEASURES (continued)

Premiums Written

Gross premiums written is a non-GAAP financial measure representing the amount of premiums we have billed to our policyholders in the applicable period.  It is indicative of the amount of cash premium before commission expense that we expect to receive from our policies for the applicable period.  Net premiums written represent the amount of premiums we have billed to our policyholders in the applicable period less the cost of any reinsurance ceded.  Net premiums earned, the most comparable GAAP measure, represents the portion of premiums written that is recognized as earned in the financial statements for the periods presented.  Premiums are earned on a pro-rata basis over the term of the policies or reinsurance contracts.  The following table provides a reconciliation of gross premiums written and net premiums written to net premiums earned:

	Three Months Ended June 30, ,		Six Months Ended June 30
(In thousands)	2007	2006	2007	2006
Workers’ Compensation:
Gross Premiums Written	$187,777	$238,062	$395,019	$501,334
Ceded Premiums	(5,411)	(9,902)	(13,917)	(20,366)

Net Premiums Written	182,366	228,160	381,102	480,968
Change in Unearned Premiums, Net of Reinsurance	3,975	7,200	(1,012)	2,014

Net Premiums Earned	$186,341	$235,360	$380,090	$482,982

Reinsurance:
Gross Premiums Written	$15	$1,101	$326	$2,554
Ceded Premiums (Paid) Refunded	(11)	(7)	11	19

Net Premiums Written	4	1,094	337	2,573
Change in Unearned Premiums, Net of Reinsurance		3,030		8,355

Net Premiums Earned	$4	$4,124	$337	$10,928